                                                                    Exhibit 99.3

                               AGL Resources Inc.
                         Selected Financial Information
             For the Twelve Months Ended September 30, 2001 and 2000
                                  (in millions)


                                                  Distribution    Wholesale       Energy
                                                   Operations     Services      Investments     Corporate         Consolidated
                                                    Segment        Segment        Segment        Segment       AGL Resources Inc.
                                                    -----------------------------------------------------------------------------
For the Three Months Ended December 31

Revenues
2000                                                 $285.6         $ 5.2           $ 4.2          ($0.2)          $294.8
1999                                                  133.6          37.7            11.0              -            182.3

Operating Margin
2000                                                  158.8           1.2             4.2           (0.2)           164.0
1999                                                  118.4           1.1             8.2              -            127.7

Operating Expenses
2000                                                   97.6           0.3             5.6            5.2            108.7
1999                                                   81.8             -             9.2            3.2             94.2

Earnings Before Interest and Taxes
2000                                                   62.2           0.4             5.4           (7.5)            60.5
1999                                                   38.4           1.1             4.2           (3.3)            40.4

For the Three Months Ended March 31

Revenues
2001                                                 $307.9         $38.6           $ 3.8        $   0.3           $350.6
2000                                                  140.3           5.4            14.3            0.1            160.1

Operating Margin
2001                                                  164.6          12.4             3.8           (4.6)           176.2
2000                                                  120.6           0.1             8.7              -            129.4

Operating Expenses
2001                                                   98.3           1.7             6.1            5.5            111.6
2000                                                   85.1             -             9.8           (3.0)            91.9

Earnings Before Interest and Taxes
2001                                                   67.2          10.0            35.1           (5.5)           106.8
2000                                                   36.5           0.1            10.3            3.0             49.9


For the Three Months Ended June 30

Revenues
2001                                                 $168.3         $30.7           $ 0.0         ($23.3)          $175.7
2000                                                  125.9          (0.3)            6.2              -            131.8

Operating Margin
2001                                                  139.6          (0.8)              -           (0.1)           138.7
2000                                                  114.6          (0.3)            5.8            0.1            120.2

Operating Expenses
2001                                                   97.5           1.7             1.2           (2.8)            97.6
2000                                                   75.4             -             7.9           (1.5)            81.8

Earnings Before Interest and Taxes
2001                                                   44.5          (1.4)           (5.5)           0.4             38.0
2000                                                   39.5          (0.3)           (3.7)           1.1             36.6

                                                                    Exhibit 99.3

                               AGL Resources Inc.
                         Selected Financial Information
             For the Twelve Months Ended September 30, 2001 and 2000
                                  (in millions)

                                                  Distribution    Wholesale       Energy
                                                   Operations     Services      Investments     Corporate         Consolidated
                                                    Segment        Segment        Segment        Segment       AGL Resources Inc.
                                                  -------------------------------------------------------------------------------
For the Three Months Ended September 30

Revenues
2001                                                  $152.5        $ 93.3         $  1.2         ($18.8)          $  228.2
2000                                                   125.3           4.0            3.9              -              133.2

Operating Margin
2001                                                   129.4          (0.2)             -            5.5              134.7
2000                                                   113.7           1.1            3.4              -              118.2

Operating Expenses
2001                                                    91.2           2.7            0.2           (7.1)              87.0
2000                                                    81.5           0.1            6.8            1.4               89.8

Earnings Before Interest and Taxes
2001                                                    41.6          (5.5)         (14.9)           9.7               30.9
2000                                                    36.4           1.0            6.1           (4.4)              39.1


For the Twelve Months Ended September 30

Revenues
2001                                                  $914.3        $167.8         $  9.2         ($42.0)          $1,049.3
2000                                                   525.1          46.8           35.4            0.1              607.4

Operating Margin
2001                                                   592.4          12.6            8.0            0.6              613.6
2000                                                   467.3           2.0           26.1            0.1              495.5

Operating Expenses
2001                                                   384.6           6.4           13.1            0.8              404.9
2000                                                   323.8           0.1           33.7            0.1              357.7

Earnings Before Interest and Taxes
2001                                                   215.5           3.5           20.1           (2.9)             236.2
2000                                                   150.8           1.9           16.9           (3.6)             166.0